Subsequent Events	6 Months Ended
Jun. 30, 2026
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 22 – SUBSEQUENT EVENTS

Subsequent to June 30, 2026, the Company carried out several fundraising transactions in the U.S. market through the issuance of ordinary shares represented by American Depositary Securities (ADSs), using subsequent placements under the “at-the-market” (ATM) program.

Overall, the transactions described above resulted in the issuance of approximately 3.65 million shares, equivalent to approximately 0.730 million ADSs, for total gross proceeds of $1,183,664, which after direct fees and commissions totals approximately $1,116,538.

The transactions were executed progressively, with trade dates between July 27 and September 17, 2026, and settlement dates between July 28 and September 18, 2026, reflecting a staged fundraising process based on market conditions.

Including these subsequent transactions occurring after June 30 and those described in Note 2, during the entire year 2026, these transactions resulted in the issuance of approximately 11.4 million ordinary shares, equivalent to approximately 2.29 million ADSs, for total gross proceeds of approximately USD 6.2 million.

Subsequent to June 30, 2026, Turbo Energy, S.A. was served with a summons and complaint in one of three civil actions filed in the Supreme Court of the State of New York, in which it is named as a defendant alongside more than 125 defendants, including more than 100 issuers, 27 underwriters or placement agents, and 14 individuals associated with the latter. The complaints broadly allege violations of Sections 11, 12(a)(2), and 15 of the Securities Act of 1933 in connection with the Company’s September 2023 initial public offering and alleged omissions from the registration statement. The allegations are primarily based on alleged deficiencies by the entities involved in the offerings, including those that participated in Turbo Energy’s offering, and on such entities’ alleged involvement in potential pump-and-dump schemes, without making any specific allegations against the Company, its directors, officers, or employees.

As of the date of authorization of these financial statements, the proceedings remain at an early stage, and the plaintiffs have indicated their intention to seek consolidation of the three actions and to file an amended complaint. Based on the legal advice received, the complaints currently filed contain general allegations against the defendants as a group, without allegations specifically directed at the Company; accordingly, it is considered highly likely that the claims against Turbo Energy will be dismissed in their current form. Unless and until an amended complaint containing specific allegations against the Company is filed, Turbo Energy’s potential exposure is expected to be limited to the legal costs associated with the preparation and filing of a motion to dismiss, estimated not to exceed USD 50,000.

Furthermore, Turbo Energy was a co-holder, together with a related party, of a bank financing facility that was refinanced during 2026 and converted into a long-term loan. Prior to such refinancing, the related party issued a guarantee in connection with the performance of construction works for one of its customers. In July 2026, the customer called the bank guarantee for an amount of approximately EUR 830,000. The related party has expressed its disagreement with the full amount claimed, considering that the outstanding works amounted to approximately EUR 100,000.

The related party is currently negotiating with the financial institution the conversion of the amount drawn under the guarantee into a long-term loan, which would be recognized as a liability by that entity. Nevertheless, as Turbo Energy was a co-holder of the financing facility, the Company retains a direct exposure to the financial institution in the event of default by the related party or decision by the financial institution to address a claim for recovery to the Company.